SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                   F O R M 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 15, 1995


                   The CIT Group Securitization Corporation II
              (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)



        33-85224                                           22-3328188
(Commission File Number)                       (IRS Employer Identification No.)


                   650 CIT Drive, Livingston, New Jersey 07039
              (Address of principal executive offices and zip code)


        Registrant's telephone number, including area code:(201) 740-5000


                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     On December 15, Harris Trust and Savings Bank, as Trustee, made the monthly distribution to the holders of the CIT Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates Series 1995-2.


Item 7.   Financial Statements and Exhibits.

          (c)   Exhibits.

     The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

     Exhibit No.              Description                             Page
     -----------              -----------                             ----

        28                    Monthly Report delivered by              3
                              the Trustee to Certificateholders
                              in connection with distributions
                              on December 15, 1995


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         THE CIT GROUP/SALES FINANCING,
                                              INC., as servicer



                                         By: /s/ Richard W. Bauerband
                                             ----------------------------------
                                         Name:   Richard W. Bauerband
                                         Title:  Executive Vice President


Dated:  January 2, 1996

                       THE CIT GROUP/SALES FINANCING, INC.

                        CERTIFICATE OF SERVICING OFFICERS


The undersigned Certify that he is a Vice President of The CIT Group/Sales Financing, Inc., a corporation organized under the laws of Delaware ("CITSF"), and that as such he is duly authorized to execute and deliver this certificate on behalf of CITSF pursuant to Section 6.02 of the Pooling and Servicing Agreement, dated as of November 1, 1995 (the "Agreement"), among CITSF, The CIT Group Securitization Corporation II and Harris Trust and Savings Bank, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certify that:

1. The Monthly Report for the period from November 1, 1995 to November 30, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


I have affixed hereunto my signature this 15th day of December 1995.


                                         THE CIT GROUP/SALES FINANCING, INC.


                                         BY /s/ Frank Garcia
                                             ----------------------------------
                                              Frank Garcia
                                              Vice President

                   The CIT Group Securitization Corporation II
         Manufactured Housing Contract Senior / Subordinate Certificates
                                  Series 1995-2
                                 Monthly Report

                                                   Remittance Date: Dec 15, 1995
                                                Determination Date: Dec 12, 1995
                                                       Record Date: Nov 30, 1995



Amount Available                                                  $ 2,263,437.03

Distribution Amounts

1.  Aggregate Senior Certificate distribution                     $ 1,347,372.93

2.  Aggregate Class A-5 distribution                              $    73,836.80

3.  Aggregate Class B distribution                                $   111,755.86

4.  Aggregate Class R distribution                                $   520,235.11

5.  Aggregate Servicer distribution                               $   168,736.09

6.  Aggregate Guarantor distribution                              $    41,500.25

    Total distribution to Certificate Holders                     $ 2,263,437.03


SENIOR CERTIFICATES

Interest

1.  Aggregate amount of interest
     (a) Class A-1 Interest at 5.90%                             $    142,634.47
     (b) Class A-2 Interest at 6.00%                             $    141,824.00
     (c) Class A-3 Interest at 6.25%                             $    101,808.33
     (d) Class A-4 Interest at 7.00%                             $    304,266.67

2.  Amount applied to Unpaid Senior Certificate
      Interest Shortfall                                         $        -

3.  Remaining Senior Certificate Interest Shortfall              $        -

4.  Total distribution in respect of interest
     (a) Class A-1 Interest                                      $    142,634.47
     (b) Class A-2 Interest                                      $    141,824.00
     (c) Class A-3 Interest                                      $    101,808.33
     (d) Class A-4 Interest                                      $    304,266.67

Principal

5.  Formula Principal Distribution Amount                        $    656,839.46
     (a)  Stated Principal                                       $    349,538.66
     (b)  Principal Prepayment                                   $    307,300.80
     (c)  Liquidated Contracts                                   $        -
     (d)  Repurchases                                            $        -

6.  Senior Certificate Percentage of Formula
     Principal Distribution Amount                                       100.00%

                                               Number of Contracts
                                               -------------------
7. Pool Stated Principal Balance at 11/30/95         4,762       $198,544,355.52

                   The CIT Group Securitization Corporation II
         Manufactured Housing Contract Senior / Subordinate Certificates
                                  Series 1995-2
                                 Monthly Report

8.  Principal Balance before giving effect to
     Principal Distribution:
     (a)  Class A-1                                              $ 36,263,000.00
     (b)  Class A-2                                              $ 35,456,000.00
     (c)  Class A-3                                              $ 24,434,000.00
     (d)  Class A-4                                              $ 65,200,000.00

9. Senior Certificate Principal Distribution:
     (a)  Class A-1                                              $    656,839.46
     (b)  Class A-2                                              $        -
     (c)  Class A-3                                              $        -
     (d)  Class A-4                                              $        -

10. Principal Balance after giving effect to
     Principal Distribution:
     (a)  Class A-1                                              $ 35,606,160.54
     (b)  Class A-2                                              $ 35,456,000.00
     (c)  Class A-3                                              $ 24,434,000.00
     (d)  Class A-4                                              $ 65,200,000.00

11. Senior Certificate Principal Shortfall
     for Remittance Date:
     (a)  Class A-1                                              $        -
     (b)  Class A-2                                              $        -
     (c)  Class A-3                                              $        -
     (d)  Class A-4                                              $        -

12. Unpaid Senior Certificate Principal
     Shortfall after giving effect to
     Principal Distribution:
     (a)  Class A-1                                              $        -
     (b)  Class A-2                                              $        -
     (c)  Class A-3                                              $        -
     (d)  Class A-4                                              $        -

13. Senior Certificate Pool Factor
     (Pool Stated Balance of Senior
     Certificates divided by Initial
     Pool Principal Balance)                                          0.80670279

Delinquency Information
                                                  Number           Aggregate
                                               of Contracts    Principal Balance
                                               ------------    -----------------

Delinquent Contracts
   30 to 59 days                                    60           $  2,641,144.80
   60 days or more                                  17           $    815,620.74

Contracts Repossessed during the Due Period         -            $       -

Repossessed Contracts remaining in inventory        -            $       -

SUBORDINATED CERTIFICATES

Remaining Amount Available (after payment of
interest and principal to the Senior
Certificateholders)                                              $    916,064.10
                                                                 ===============


Class A-5 and Class B Certificates

Interest

1.   Aggregate amount of Class A-5 Interest at 6.95%              $    73,836.80

2.   Aggregate amount of Class B Interest at 7.65%                $   111,755.86

3.   Amount applied to Unpaid Class A-5 Interest Shortfall        $       -

4.   Amount applied to Unpaid Class B Interest Shortfall          $       -

5.   Remaining Class A-5 Unpaid Interest Shortfall                $       -

                  The CIT Group Securitization Corporation II
         Manufactured Housing Contract Senior / Subordinate Certificates
                                  Series 1995-2
                                 Monthly Report

6.   Remaining Class B Unpaid Interest Shortfall                  $       -

7.   Total distribution in respect of interest to Class A-5       $    73,836.80

8.   Total distribution in respect of interest to Class B         $   111,755.86

9.   Amount of Guarantee Payment made to Class B
      Certificateholders with respect to Interest                 $       -

Principal

10.  Class A-5 Formula Principal Distribution Amount              $       -

11.  Class B Formula Principal Distribution Amount                $       -

12.  Class A-5 Percentage of Formula Principal
      Distribution Amount                                                  0.00%

13.  Class B Percentage of Formula Principal
      Distribution Amount                                                  0.00%

14.  Principal Balance before giving effect to
      Principal Distribution:
      (a) Class A-5                                               $15,936,000.00
      (b) Class B                                                 $21,912,914.00

15.  Principal Distribution:
     (a) Class A-5                                                $       -
     (b) Class B                                                  $       -

16.  Principal Balance after giving effect to
      Principal Distribution:
      (a) Class A-5                                               $15,936,000.00
      (b) Class B                                                 $21,912,914.00

17.  Principal Shortfall for Remittance Date:
      (a)  Class A-5                                              $       -
      (b)  Class B                                                $       -

18.  Class B Principal Liquidation Loss Amount                    $       -

19.  Class A-5 Pool Factor (Pool Stated Balance
      of Class A-5 Certificates divided by Initial
      Pool Principal Balance)                                         0.07999952

20.  Class B Pool Factor (Pool Stated Balance of
      Class B Certificates divided by Initial Pool
      Principal Balance)                                              0.11000393


21.  Amount of Guarantee Payment made to Class B
      Certificateholders with respect to principal                $       -

Class R Certificates

22.  Class R Residual Payment
       (a). Amount (if any) by which the Amount
       Available  exceeds the amounts distributed
       to Offered Certificateholders, the Monthly
       Servicing Fee 520,235.11 and the Guarantee
       Fee                                                        $   520,235.11
       (b) Aggregate Repossession Profits less
       amount retained by Servicer to reimburse
       itself for taxes paid                                      $       -

Miscellaneous

23.  Monthly Servicing Fee                                        $   168,736.09

24.  Guarantee Fee                                                $    41,500.25

                  The CIT Group Securitization Corporation II
         Manufactured Housing Contract Senior / Subordinate Certificates
                                  Series 1995-2
                                 Monthly Report

25.  Servicer Advances                                             $       -

26.  Servicer Recoveries                                           $       -

25.  Weighted Average Contract Rate of all
      outstanding Contracts                                               10.18%

26.  Weighted Average Remaining Maturity of all
      outstanding Contracts                                               253.22

27.  Guarantee Payment Limit (after giving effect to
      any Guarantee Payments made on such Distribution Date)       $5,976,035.82

28.  Class A-5 and Class B Principal Distribution Tests
       (a) Ratio of Senior Certificates to Pool Stated
       Principal Balance as of immediately preceding
       Distribution Date                                                  81.00%
       (b) Average Thirty Day Delinquency Ratio                            1.74%
       (c) Average Sixty Day Delinquency Ratio                             0.41%
       (d) Current Realized Loss Ratio                                     0.00%
       (e) Cumulative Realized Loss Ratio                                  0.00%
       Principal Distribution Tests Met?                                      NO